UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2011

Endocyte, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100, West Lafayette, Indiana		47906
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	765-463-7175

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 26, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Endocyte, Inc. (the “Company”) adopted and made awards under a new performance-based restricted stock unit (“RSU”) program (the “2011 RSU Program”), for the Company’s employees, including the executive officers discussed below, under the Company’s 2010 Equity Incentive Plan (the “Plan”).

RSUs awarded under the 2011 RSU Program will be earned, in whole or in part, depending upon whether the Company receives, with respect to any country or jurisdiction, approval of the applicable Regulatory Authority (as defined below) to manufacture and sell a product in that country or jurisdiction (“Commercial Approval”). The target number of RSUs will be earned (the “Target Earned RSUs”) upon receipt of the first Commercial Approval from any Regulatory Authority for any therapeutic compound or product of the Company (the “First Commercial Approval”), provided that such approval is granted on or before May 26, 2016. The Target Earned RSUs will vest fifty percent (50%) on the date the Committee determines that First Commercial Approval has been received and fifty percent (50%) one year thereafter; subject to maintaining status as a Service Provider (as defined in the Plan).

The difference between the maximum number of awarded RSUs and target number of awarded RSUs will be earned (the “Maximum Earned RSUs”, and together with the Target Earned RSUs, the “Earned RSUs”) upon receipt of the second Commercial Approval from any Regulatory Authority (which may, but need not, be the same Regulatory Authority that granted the First Commercial Approval) for any therapeutic compound or product of the Company (the “Second Commercial Approval”), provided that such approval is granted on or before May 26, 2016. The Maximum Earned RSUs will vest fifty percent (50%) on the date the Committee determines that Second Commercial Approval has been received and fifty percent (50%) one year thereafter; subject to maintaining status as a Service Provider.

For purposes of the 2011 RSU Program, “Regulatory Authority” means, with respect to any country or jurisdiction, the governmental agency or authority that regulates the testing, investigation, manufacture, marketing and sale of human pharmaceutical products, including without limitation the Food and Drug Administration in the United States and the European Medicines Agency in the European Union.

In the event that the Company experiences a Change in Control (as defined in the Plan) prior to the end of the Performance Period, the unvested portion of the RSUs will be considered earned and fully vested immediately prior to consummation of such Change in Control.

In the event any award recipient under the 2011 RSU Program ceases to be a Service Provider for any reason, any RSUs that are not Earned RSUs and any Earned RSUs not vested and nonforfeitable will be cancelled and forfeited to the Company effective upon such cessation. If First Commercial Approval or Second Commercial Approval is not granted on or before May 26, 2016, all unearned RSUs shall be cancelled and forfeited to the Company effective May 27, 2016.

All determinations, interpretations and assumptions relating to the vesting and confirmation of achievement of the performance measures will be made by the Committee.

RSU Awards to Named Executive Officers

The total number of target awards made to the Company’s named executive officers under the 2011 RSU Program was 73,000. The total number of maximum awards made to the Company’s named executive officers under the 2011 RSU Program was 109,500.

Form of Performance-Based RSU Award Agreement

The form of the Endocyte, Inc. 2010 Equity Incentive Plan Performance-Based Restricted Stock Unit Award Agreement for use in the 2011 RSU Program is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Appointment of Principal Accounting Officer

On May 26, 2011, the Board of Directors of the Company designated Beth Taylor as the Company’s principal accounting officer. Ms. Taylor has served as the Company’s corporate Controller since joining the Company in January 2011. Prior to the designation of Ms. Taylor, the responsibilities of principal accounting officer were performed by Michael A. Sherman, the Company’s Chief Financial Officer. Mr. Sherman continues to serve as the Company’s Chief Financial Officer and principal financial officer.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company held its annual meeting of stockholders on May 26, 2011. Stockholders took the following actions:

•	elected three (3) directors for three-year terms ending at the 2014 annual meeting of stockholders (Proposal 1);

•	approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (Proposal 2);

•	approved, on an advisory basis, the holding of future advisory votes on executive compensation every three years (Proposal 3); and

•	ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011 (Proposal 4).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

				Broker
Nominee	For	Against	Abstained	Non-Votes
John C. Aplin	22,626,184	0	1,906	1,106,418
Douglas G. Bailey	22,365,310	0	262,780	1,106,418
Philip S. Low, Ph.D.	21,330,014	0	1,298,076	1,106,418

Proposal 2 – Advisory Vote on Executive Compensation

For	Against	Abstained	Broker Non-Votes
22,623,108	4,795	187	1,106,418

Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

				Broker
One Year	Two Years	Three Years	Abstained	Non-Votes
7,333,049	2,008	15,030,934	262,099	1,106,418

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board has determined that the Company will hold future advisory votes on executive compensation every three years until the next advisory vote on frequency, which will be no later than the Company’s annual meeting of stockholders in 2017.

Proposal 4 – Ratification of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
23,732,308	2,100	100	0

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Form of Endocyte, Inc. 2010 Equity Incentive Plan Performance-Based Restricted Stock Unit Award Agreement (2011 RSU Program)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endocyte, Inc.

June 2, 2011	By:	/s/ Michael A. Sherman

Name: Michael A. Sherman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Endocyte, Inc. 2010 Equity Incentive Plan Performance-Based Restricted Stock Unit Award Agreement (2011 RSU Program)